Exhibit 10.1

DEBT EXCHANGE AGREEMENT

THIS DEBT EXCHANGE AGREEMENT (the “Agreement”), is entered into on September 15, 2014 by and between Innovus Pharmaceuticals, Inc., a Nevada corporation (the “Company”) and BLACKBRIDGE CAPITAL, LLC (the “Holder”).

WHEREAS, Holder is, by assignment, the legal and beneficial owner of an outstanding promissory note (“Note”)  issued by the Company on December 23, 2013 to Lourmarin Corporation Retirement Plan (the “Assignor”) in a principal face amount of $350,000.00, which has $22,167.00 of accrued interest as of the date of this Agreement (collectively, the “Assigned Debt”).

WHEREAS, the Company desires to extinguish the liability represented by the Assigned Debt, and

WHEREAS, the Holder is willing to accept, in payment and satisfaction of the Debt, shares of common stock, par value $.001 of the Company (“Common Stock”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.           Exchanges.

(a)
Closing.  On the Closing Date (as set forth below), the Company shall credit to the account of the Holder’s broker (to be provided by Holder prior to Closing), for the benefit of the Holder, One million nine hundred thousand (1,900,000) shares of Common Stock (the “Shares”), which Shares will be issued without a restrictive legend or other limitations on transfer.

(b)
Closing Procedures.  The closing of the exchange contemplated hereunder shall take place within 2 days of the date of execution hereof (the “Closing Date”) or such other date as mutually agreed by the parties hereto.  On the Closing Date, the following shall take place:

i.)
The Holder shall have caused its counsel to issue to the Company’s transfer agent an opinion letter, in a form reasonably acceptable to the Company, that the Shares are validly issued, fully paid and non-assessable and that the Shares shall be issued without a restrictive legend or other limitation or condition restricting the transferability of the Shares by the Holder.

ii.)	The Shares shall have been credited to the account of the Holder’s broker for the benefit of the Holder.

1.
Promptly following confirmation of the occurrence of the steps described in 1.b.)i.) and 1.b.)ii.) above, Holder shall deliver to the Company a written instrument of assignment of Holder’s rights in the Note and the Assigned Debt in exchange for the Shares (the “Exchange”).

2.           Additional Documents.  The parties agree to take such further action (including, without limitation, action on the part of its counsel and its transfer agent) and to execute and deliver, or cause to be executed and delivered, any and all other documents which are, in the opinion of the other party or its counsel, necessary to carry out the terms and conditions of this Agreement.

3.           Effective Date and Counterpart Signature.  This Agreement shall be effective as of the date first written above.  This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

4.           Representations and Warranties of the Holder.

(a)
Organization: Authority.  The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Holder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Holder.  This Agreement, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(b)
Investment Experience.  The Holder either alone or together with its representatives has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Exchange and make an informed decision to so invest, and has so evaluated the risks and merits of the Exchange.

(c)
Absence of General Solicitation.  The Holder is not accepting the Exchange as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(d)
No Conflicts: Advice.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Holder is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Holder is a party.

(e)
Consents.  No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required on the part of the Holder for the valid authorization, execution, delivery and performance by the Holder of this Agreement and the consummation of the transactions contemplated hereby other than the filing of a Form 144 by the Holder in connection with its sale of the Shares.

(f)
Ownership of Note and Assigned Debt.  Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Note (including, without limitation, accrued and unpaid interest thereon) and the Assigned Debt, free and clear of all rights and Encumbrances (as defined below).  Holder has full power and authority to transfer and dispose of the Note (including, without limitation, accrued and unpaid interest thereon) and Assigned Debt, free and clear of any right or Encumbrance other than restrictions under the Act and applicable state securities laws.  Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Note or the Assigned Debt. “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Note) to grant or submit to any of the foregoing in the future.

5.           Representations and Warranties of the Company.

(a)
Valid Issuance.  The 1,900,000 Shares, being issued in the Exchange have been duly authorized and, upon issuance, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company and, upon consummation of the Exchange, the Holder will receive valid and good title to the Shares so issued free and clear of all liens, claims, charges and other encumbrances.  The Shares being issued in the Exchange represent less than nine and nine/tenths (9.9%) per cent of the outstanding shares of Common Stock of the Issuer.

(b)
Organization: Authority.  The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, and other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Company of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Company.  This Agreement, when executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(c)
No conflicts: Advice.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignee is a party.

(d)
Consents.  No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required on the part of the Company for the valid authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby.

(e)
No Litigation.  There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Company, threatened against the Company which could reasonably be expected in any manner to challenge or seek to prevent, alter or delay the transaction contemplated hereby.

6.           Governing Law: Submission to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE BOROUGH OF MANHATTAN, IN THE STATE AND CITY OF NEW YORK.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OR JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.           Amendments.  No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

8.           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

9.           Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

Innovus Pharmaceuticals, Inc.

By: /s/ Bassam Damaj

Name: Bassam Damaj
Title: CEO

HOLDER:

Blackbridge Capital, LLC

By:/s/ Alexander Dillon

Name: Alexander Dillon
Title: Partner